UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2024

Neuronetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38546	33-1051425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA 19355

(Address of Principal Executive Offices, and Zip Code)

(610) 640-4202

Registrant’s Telephone Number, Including Area Code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Neuronetics, Inc., or the Company, issued a press release on January 8, 2024 announcing certain preliminary financial information for the three and twelve months ended December 31, 2023. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 2.02.

***

The information furnished pursuant to Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, we undertake no duty or obligation to publicly update or revise the information so furnished.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 8, 2024, of Neuronetics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: January 8, 2024	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	SVP, Chief Financial Officer and Treasurer